Equitable Financial Life Insurance Company

Supplement dated December 3, 2020 to the prospectus for Retirement Investment Account® dated May 1, 2020

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “prospectus”) offered by the Company. You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Change of trustee:

Effective on or about January 18, 2021, the paragraph under “About the trustee” in the section entitled “More Information” is deleted and replaced with the following:

As trustee, Benefit Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

Retirement Investment Account® is issued by and is a registered service mark of Equitable Financial Life Insurance Company

Copyright 2020 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

IM-27-20 (12.20)
Inforce	Catalog No. 161816
AR Mail	#13275